UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2017

ARC LOGISTICS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36168	36-4767846
(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1290

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Update Regarding Anticipated Timing of a Decision in the LNG Facility Arbitration

As previously disclosed, Arc Logistics Partners LP, a Delaware limited partnership (the “Partnership”), announced that on March 1, 2016, operating subsidiaries of Gulf LNG Holdings Group, LLC (“Gulf LNG Holdings”) received a Notice of Disagreement and Disputed Statements and a Notice of Arbitration from Eni USA Gas Marketing L.L.C. (“Eni USA”), one of the two companies that had entered into a terminal use agreement for capacity of the liquefied natural gas facility in Pascagoula, MS owned by Gulf LNG Holdings and its subsidiaries (the “LNG Facility”). Eni USA is an indirect subsidiary of Eni S.p.A., a multi-national integrated energy company headquartered in Milan, Italy, and Kinder Morgan, Inc. controls the relevant affiliates of Gulf LNG Holdings that operate the LNG Facility. The Partnership owns a 10.3% limited liability company interest in Gulf LNG Holdings (the “LNG Interest”).

Pursuant to the Notice of Arbitration, Eni USA seeks declaratory and monetary relief in respect of its terminal use agreement, asserting that (i) the terminal use agreement should be terminated because changes in the U.S. natural gas market since the execution of the agreement in December 2007 have “frustrated the essential purpose” of the agreement and (ii) the activities undertaken by affiliates of Gulf LNG Holdings “in connection with a plan to convert the LNG Facility into a liquefaction/export facility have given rise to a contractual right on the part of Eni USA to terminate” the terminal use agreement.

Also as previously disclosed, a three-member arbitration panel administering the LNG Facility arbitration conducted a hearing in January 2017, and the Partnership has been previously advised that if a decision by the arbitration panel was not delivered by December 4, 2017, the arbitration panel would advise the parties to the arbitration of the expected date for a decision. The Partnership has been advised by Kinder Morgan, Inc. that the arbitration panel has informed the parties that a decision by the arbitration panel will not be rendered by the end of 2017, and that the arbitration panel has obtained an extension to the end of February 2018 to make its ruling. The Partnership cannot predict whether a decision by the arbitration panel will be rendered by the end of February 2018 or whether the arbitration panel will request a further extension.

If the assertions by Eni USA to terminate or amend its payment obligations under the terminal use agreement prior to the expiration of its initial term are ultimately successful, the Partnership’s business, financial conditions and results of operations and its ability to make cash distributions to the Partnership’s unitholders would be (or in the event Eni USA’s payment obligations are amended, could be) materially adversely affected.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Certain expressions including “believe,” “expect,” “intends,” or other similar expressions are intended to identify the Partnership’s current expectations, opinions, views or beliefs concerning future developments and their potential effect on the Partnership. While management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership’s control) and assumptions that could cause actual results to differ materially from the Partnership’s historical experience and its present expectations or projections. Additional information concerning factors that could cause the Partnership’s actual results to differ can be found in the Partnership’s public periodic filings with the Securities and Exchange Commission (the “SEC”), including the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2016 and any updates thereto in the Partnership’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

As previously disclosed, the Partnership, Arc Logistics GP LLC (“Arc GP”), Lightfoot Capital Partners GP LLC (“LCP GP”), Lightfoot Capital Partners, LP (“LCP LP” and, together with LCP GP, “Lightfoot”) entered into a Purchase Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 29, 2017, with Zenith Energy U.S., L.P. and certain of its affiliates (together with such affiliates, “Zenith”), a portfolio company of Warburg Pincus LLC, pursuant to which Zenith has agreed to acquire Arc GP, the general partner of the Partnership (the “GP Equity Transfer”), and all of the outstanding common units in the Partnership (the “Merger” and, together with the GP Equity Transfer, the “Proposed Transaction”). For additional information, please see the Partnership’s definitive proxy statement filed with the SEC on October 30, 2017 (the “Proxy Statement”). Among other risks and uncertainties, there can be no guarantee that the proposed Merger and GP Equity Transfer will be completed, or if they are completed, the time frame in which they will be completed. The Proposed Transactions are subject to the satisfaction of certain conditions contained in the Merger Agreement. The failure to complete the proposed Merger and GP Equity Transfer could disrupt certain of the Partnership’s plans, operations, business and employee relationships.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on the Partnership’s future results. Investors and unitholders are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Partnership has filed with the SEC and furnished to the Partnership’s unitholders the Proxy Statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE PARTNERSHIP’S UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and unitholders will be able to obtain, free of charge, a copy of the Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the Proxy Statement and the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 14(d) of the Securities Exchange Act of 1934, as amended, will be available free of charge through the Partnership’s website at http://arcxlp.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Partnership and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed Merger. Information about the directors and executive officers of the Partnership is set forth in the Partnership’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2017

ARC LOGISTICS PARTNERS LP

By:	Arc Logistics GP LLC, its general partner

By:	/s/ Vincent T. Cubbage
	Name:	Vincent T. Cubbage
	Title:	Chief Executive Officer

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